                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [ ]


Check the Appropriate Box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                        HARLEYSVILLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


                              Bowne of Philadelphia
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         1)       Title of each class of securities to which transaction
                  applies:
         2)       Aggregate number of securities to which transaction
                  applies:
         3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                       HARLEYSVILLE NATIONAL CORPORATION
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 1998

TO THE SHAREHOLDER OF
HARLEYSVILLE NATIONAL CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of HARLEYSVILLE NATIONAL CORPORATION ("Corporation") will be held at 9:30 a.m., prevailing time, on Tuesday, April 14, 1998, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, for the following purposes:

1. To elect three Class D Directors to serve until the expiration of their four-year terms and until their successors are elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the by-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on February 27, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997 is being mailed to shareholders with this Notice. Copies of the Corporation's Annual Report for the 1996 fiscal year may be obtained at no cost by contacting Jo Ann M. Bynon, Secretary, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438, telephone (215) 256-8851.

     YOU ARE URGED TO MARK, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND TO ASSURE THE PRESENCE OF A QUORUM. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitations. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.

                                       By Order of the Board of Directors,

                                       /s/ Walter E. Daller, Jr.
                                       Walter E. Daller, Jr.
                                       President and
                                       Chief Executive Officer

March 16, 1998
Harleysville, Pennsylvania

                       HARLEYSVILLE NATIONAL CORPORATION
--------------------------------------------------------------------------------

                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON APRIL 14, 1998

--------------------------------------------------------------------------------

                                    GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of HARLEYSVILLE NATIONAL CORPORATION ("Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 14, 1998, at 9:30 a.m., prevailing time, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, and at any adjournment or postponement thereof.

     The principal executive office of the Corporation is located at The Harleysville National Bank and Trust Company, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438. The telephone number for the Corporation is
(215) 256-8851. All inquiries should be directed to Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation. The Corporation currently has three banking subsidiaries: The Harleysville National Bank and Trust Company ("Harleysville"), The Citizens National Bank of Lansford ("Citizens"), and Security National Bank ("Security"); or collectively, the "Banks." On March 17, 1997, the HNC Financial Company, a wholly owned subsidiary of the Corporation, was incorporated as a Delaware Corporation. HNC Financial Company's principal business function is to expand the investment opportunities of the Corporation.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about March 16, 1998.

     Shares represented on the accompanying form of Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholder. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class D Director named below. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material, which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Banks may solicit proxies personally, by telephone, by telegraph and by telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Jo Ann M. Bynon, Secretary of Harleysville National Corporation, at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438; (2) by executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

VOTING SECURITIES; RECORD DATE AND QUORUM

     The Corporation is currently authorized to issue 30,000,000 shares of Common Stock, par value $1.00 per share and 3,000,000 shares of series preferred stock, par value $1.00 per share.

     At the close of business on February 27, 1998, the Corporation had 7,022,550 shares of Common Stock, par value $1.00 per share (the "Common Stock") outstanding. As of February 27, 1998, no series preferred stock was outstanding.

     Only holders of Common Stock of record at the close of business on February 27, 1998 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the by-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to the by-laws of the Corporation, the presence, in person or by Proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for Class D Director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of February 27, 1998, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's Common Stock owned.

                                                                                  PERCENT OF
                                                                 SHARES          OUTSTANDING
                                                              BENEFICIALLY       COMMON STOCK
NAME AND ADDRESS                                                OWNED(1)      BENEFICIALLY OWNED
----------------                                              ------------    ------------------
The Harleysville National Bank and Trust Company............    520,158(2)           7.39%
  Trust Department
  483 Main Street
  P. O. Box 195
  Harleysville, Pennsylvania 19438

------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after February 27, 1998. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Shares held by Harleysville's Trust Department are held in its fiduciary capacity. Harleysville's Trust Department has sole power to vote or to direct the vote of 520,158 shares and sole power to dispose or to direct the disposition of 520,158 shares. Harleysville's Trust Department intends to vote all shares under its control FOR the election of the nominees for director named below.

            BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth, as of February 27, 1998, the amount and percentage of the Corporation's outstanding Common Stock beneficially owned (as defined in the prior table) by each director and nominee for director and by all officers and directors of the Corporation and the Banks as a group.

                                                                 SHARES            PERCENT OF
 NAME OF INDIVIDUAL                                           BENEFICIALLY        OUTSTANDING
OR IDENTITY OF GROUP                                            OWNED(1)        COMMON STOCK(2)
--------------------                                          ------------      ----------------
John W. Clemens (5).........................................     13,182(3)              --
Walter E. Daller, Jr. (7)...................................    155,749(8)            2.21%
Martin E. Fossler (7).......................................     11,644(9)              --
Harold A. Herr (4)..........................................     11,836(10)             --
Thomas S. McCready (7)......................................    126,587(11)           1.80%
Bradford W. Mitchell (6)....................................      1,990(12)             --
Henry M. Pollak (4).........................................     17,926(13)             --
Palmer E. (Pete) Retzlaff (5)...............................      1,677(14)             --
Walter F. Vilsmeier (4).....................................      5,891(15)             --
William M. Yocum (6)........................................     33,222(16)             --
All Officers and Directors as a Group (20 persons)..........    428,817(17)           6.09% (18)

------------------
 (1) Information furnished by the directors.
 (2) Less than one percent (1%) unless otherwise indicated.
 (3) Includes: 9,911 shares owned solely by J. Clemens; 802 shares owned jointly by J. Clemens and his spouse; and 2,469 shares owned by his spouse.
 (4) A Class A Director whose term expires in 1999.

 (5) A Class B Director whose term expires in 2000.
 (6) A Class C Director whose term expires in 2001.
 (7) A Class D Director whose term expires in 1998, and a Nominee for Class D Director whose term, if elected, will expire in 2002.
 (8) Includes: 24,103 shares owned solely by W. Daller; 119,307 shares owned jointly by W. Daller and his spouse; and 12,339 shares owned solely by his spouse.
 (9) Includes: 11,131 shares owned solely by M. Fossler; and 513 shares owned by his spouse.
(10) These shares are owned solely by H. Herr.
(11) Includes: 66,409 shares owned by T. McCready as Trustee of his own personal trust; and 60,178 shares owned by his spouse as Trustee of her own personal trust.
(12) These shares are owned solely by B. Mitchell.
(13) Includes: 17,926 shares owned jointly by H. Pollak and his spouse.
(14) These shares are owned solely by P. Retzlaff.
(15) These shares are owned solely by W. Vilsmeier.
(16) These shares are owned solely by W. Yocum.
(17) Does not include 520,158 shares held by the Trust Department of The Harleysville National Bank and Trust Company in its fiduciary capacity.
(18) The percent of class assumes the exercise of all outstanding options issued to directors, employee directors, and officers and, therefore, on a pro forma basis, 7,037,847 shares of Common Stock outstanding.

                             ELECTION OF DIRECTORS

     The by-laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. The by-laws provide that the number of directors that shall constitute the whole Board of Directors shall not be less than five (5) nor more than twenty-five (25) and that the Board of Directors shall be classified into four (4) classes, each class to be elected for a term of four (4) years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained full age. No person shall serve as a director after he or she has attained the age of seventy-two (72) years. The Board of Directors has fixed the number of Board members at ten (10) with two (2) directors in each of Classes B and C, and three (3) directors in each of Classes A and D. Pursuant to Section
11.1 of the by-laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the by-laws, at the 1998 Annual Meeting of Shareholders, three (3) Class D Directors shall be elected to serve for a four-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve, if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of the vacancy.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten (10) shares of Common Stock, he or she may cast up to ten
(10) votes for each of the three (3) directors in the class to be elected.

     The Board of Directors recommends that the shareholders vote FOR the election of the Class D Directors listed below.

         INFORMATION AS TO NOMINEES, DIRECTORS, AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the Corporation's Directors, nominees for Director and executive officers:

                                                                                                         DIRECTOR OF
                                                        PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND    CORPORATION OR
                                                            POSITION HELD WITH THE CORPORATION,          HARLEYSVILLE
NAME                                              AGE       HARLEYSVILLE, CITIZENS AND SECURITY             SINCE
----                                              ---   --------------------------------------------    --------------
CURRENT CLASS D DIRECTORS AND NOMINEES FOR CLASS
D DIRECTOR TO SERVE UNTIL 2002
Walter E. Daller, Jr. (1)(4)....................  58    Chairman of the Board, President and Chief           1977
                                                        Executive Officer of the Corporation and
                                                        Harleysville; Director of Citizens since
                                                        1991; and Director of Security since 1994
Martin E. Fossler (1)(3)(4)(5)..................  69    Retired, formerly President MEFCO, a                 1984
                                                        manufacturer of industrial packaging
Thomas S. McCready..............................  67    Attorney-at-law; Chairman of the Board and           1996
                                                        Director of Citizens
CLASS A DIRECTORS TO SERVE UNTIL 1999
Walter F. Vilsmeier (2)(4)......................  68    Chief Executive Officer -- Vilsmeier Auction         1987
                                                        Co., Inc., auction and appraisal services

Harold A. Herr (2)(3)...........................  50    Partner -- Albert S. Herr & Sons,                    1987
                                                        Agri-Business

Henry M. Pollak.................................  66    President -- American Machine and Tool,              1996
                                                        manufacturer of pumps and woodworking tools;
                                                        Director of Security
CLASS B DIRECTORS
TO SERVE UNTIL 2000
John W. Clemens (1)(2)(5).......................  71    Director, formerly Chairman and Chief                1973
                                                        Executive Officer -- Hatfield Quality Meats,
                                                        a meat packing and processing company
Palmer E. (Pete) Retzlaff (3)(4)................  66    President -- Southwest Grain Company, a              1996
                                                        grain import and export business; Director,
                                                        Teleflex, Inc.; and Paris Business Corp.

                                                                                                         DIRECTOR OF
                                                        PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND    CORPORATION OR
                                                            POSITION HELD WITH THE CORPORATION,          HARLEYSVILLE
NAME                                              AGE       HARLEYSVILLE, CITIZENS AND SECURITY             SINCE
----                                              ---   --------------------------------------------    --------------
CURRENT CLASS C DIRECTORS TO SERVE UNTIL 2001
Bradford W. Mitchell (1)(4)(5)..................  70    Chairman of the Board and Director, formerly         1980
                                                        Chief Executive Officer -- Harleysville
                                                        Mutual Insurance Company; and Harleysville
                                                        Group, Inc., an insurance holding company
William M. Yocum (3)(6).........................  63    President -- W. M. Yocum Machine Company             1984

------------------
(1) Member of the Executive Committee. The Executive Committee is appointed annually by the Board of Directors and has the authority to take action between meetings of the Board of Directors with respect to matters that a majority of the Committee consider necessary to be addressed prior to the next meeting of the Board of Directors. During 1997, the Executive Committee held seven (7) meetings.

(2) Member of the Nominating Committee. The Nominating Committee is appointed annually by the Board of Directors to recommend nominees to serve as officers of the Corporation, nominees for election to the Boards of Directors of Harleysville, Citizens and Security, and nominees to serve as officers of Harleysville, Citizens and Security. During 1997, the Nominating Committee held one (1) meeting.

(3) Member of the Audit Committee. The Audit Committee is appointed annually by the Board of Directors to recommend the selection of independent auditors, to review the scope and results of the audit and to review the adequacy of the Corporation's accounting, financial and operating controls. During 1997, the Audit Committee held six (6) meetings.

(4) Member of the Investment and Funds Management Committee. The Investment and Funds Management Committee is appointed annually by the Board of Directors to oversee the Investment Policy, review liquidity, and approve the type and maturity of investments. During 1997, the Investment and Funds Management Committee held four (4) meetings.

(5) Member of the Compensation Committee. The Compensation Committee is appointed annually by the Board of Directors and consists of three (3) non-employee directors. The Compensation Committee recommends the establishment of policies dealing with various compensation plans for the Corporation and its subsidiaries. In addition, the Committee makes recommendations to the Board with respect to the compensation of the President and Chief Executive Officer and approves the compensation paid to the other senior executives. The Committee also administers the Equity Incentive Plan, the 1993 Stock Incentive Plan, the Harleysville National Corporation Stock Bonus Plan and, in this capacity, it makes or recommends all option grants or awards to the Corporation's subsidiaries, officers and executives under this Plan. During 1997, the Compensation Committee held three (3) meetings.

(6) Member of the Compliance Committee. The Compliance Committee is appointed annually by the Board of Directors. The Committee's primary objective is to assure the Board of Directors that the Corporation's subsidiaries are in compliance with all applicable laws and regulations. During 1997, the Compliance Committee held five (5) meetings.

     During 1997, the Board of Directors of the Corporation held twelve (12) meetings. The members of the Board of Directors of the Corporation also serve as the members of the Board of Directors of Harleysville, with the exception of Thomas S. McCready and Henry M. Pollak. During 1997, the Board of Directors of Harleysville held thirteen (13) meetings. During 1997, all of the directors attended at least seventy-five percent (75%) of the meetings of the Boards of Directors of the Corporation and of Harleysville and of the committees of which they were members.

     A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the by-laws of the Corporation. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than forty-five (45) days prior to the date of any meeting of shareholders called for the election of directors. The written notification must contain certain information with regard to the proposed nominee to the extent known by the notifying shareholder.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Corporation's officers, directors, and persons who own more than ten percent (10%) of the registered class of the Corporation's equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). In addition, Section 16(a) requires officers, directors and greater than ten percent (10%) shareholders to furnish the Corporation with copies of all Section 16(a) forms they file with the SEC. There are no ten percent (10%) shareholders of the Corporation's equity securities.

     Based solely upon the Corporation's review of the Section 16 forms received by it, and/or written representations from certain reporting persons, the Corporation believes that during the period of January 1, 1997 through December 31, 1997, its officers and directors were in compliance with all the filing requirements applicable to them, except, however, that Thomas S. McCready inadvertently failed to timely file a Form reporting six transactions of shares gifted to his children.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     Shown below is information concerning annual and long-term compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal years ending December 31, 1997, 1996, and 1995 of those persons who, during 1997 (i) served as the Corporation's Chief Executive Officer and (ii) were executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 at December 31, 1997 (collectively with the Chief Executive Officer, the "Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                                  -----------------------------------
                                                                                    AWARDS                    PAYOUTS
                                                   ANNUAL COMPENSATION            ----------                  -------
                                           ------------------------------------   RESTRICTED    SECURITIES
                                            ANNUAL                 OTHER ANNUAL     STOCK       UNDERLYING     LTIP
             NAME AND                       SALARY      BONUS      COMPENSATION     AWARDS       OPTIONS      PAYOUTS
        PRINCIPAL POSITION          YEAR     ($)         ($)           ($)           ($)           (#)          ($)
        ------------------          ----   --------    --------    ------------   ----------   ------------   -------
Walter E. Daller, Jr. (1).........  1997   $336,680(6) $171,400(7)        --         --              --         --
Chairman, President and CEO         1996    316,750(6)  160,800(7)        --         --              --         --
                                    1995    296,405(6)  144,700(7)        --         --              --         --
Demetra M. Takes (2)..............  1997   $158,000    $ 60,000           --         --              --         --
Executive Vice President            1996    148,750      57,000           --         --              --         --
and COO                             1995    141,000      49,500           --         --              --         --
Fred C. Reim, Jr. (3).............  1997   $107,585    $ 26,900           --         --              --         --
Senior Vice President               1996    102,462      20,500           --         --              --         --
                                    1995     98,050      16,175           --         --           1,737         --
Vernon L. Hunsberger (4)..........  1997   $100,000    $ 25,000           --         --              --         --
Senior Vice President,              1996     95,400      23,850           --         --              --         --
CFO and Cashier                     1995     91,300      18,250           --         --              --         --
Raymond H. Melcher, Jr. (5).......  1997   $121,680    $ 18,000           --         --              --         --
President and CEO Security          1996    121,680      14,400           --         --              --         --
                                    1995    117,000      14,000      $14,778(12)     --           3,308         --


                                            ALL OTHER
             NAME AND                     COMPENSATION
        PRINCIPAL POSITION                     ($)
        ------------------          -------------------------
Walter E. Daller, Jr. (1).........  $144,194       (8)(9)(10)
Chairman, President and CEO          153,694   (8)(9)(10)(13)
                                      58,474       (8)(9)(10)
Demetra M. Takes (2)..............  $ 61,951          (9)(10)
Executive Vice President              64,649      (9)(10)(13)
and COO                               33,471          (9)(10)
Fred C. Reim, Jr. (3).............  $  3,228             (10)
Senior Vice President                  7,666         (10)(13)
                                      14,708             (10)
Vernon L. Hunsberger (4)..........  $ 16,440          (9)(10)
Senior Vice President,                17,845         (10)(13)
CFO and Cashier                       13,695             (10)
Raymond H. Melcher, Jr. (5).......  $  3,650             (11)
President and CEO Security             9,101         (11)(13)
                                      17,550             (11)

------------------
 (1) Walter E. Daller, Jr. serves as President and Chief Executive Officer, and Chairman of the Board of the Corporation and of Harleysville and as a member of the Boards of Directors of Citizens and of Security.

 (2) Demetra M. Takes serves as Vice President of the Corporation, as Executive Vice President and Chief Operating Officer of Harleysville and as a member of the Boards of Directors of Citizens and of Security.

 (3) Fred C. Reim, Jr. serves as Senior Vice President of Harleysville.

 (4) Vernon L. Hunsberger serves as Treasurer of the Corporation, and as Senior Vice President, Chief Financial Officer, and Cashier of Harleysville.

 (5) Raymond H. Melcher, Jr. serves as President and Chief Executive Officer of Security, and as a member of the Board of Directors of Security.

 (6) Includes $11,680, $11,750 and $11,405 received as director's fees earned as a director of Harleysville for 1997, 1996 and 1995, respectively.

 (7) Includes $2,400, $2,300 and $2,200 received as director's bonus received as a director of Harleysville for 1997, 1996 and 1995, respectively.

 (8) Includes $6,990 for each of 1997, 1996 and 1995 for premiums paid for the directors' deferred compensation plan maintained by the Corporation in which W. Daller participates and for whom a portion of his director's compensation was deferred from 1985 through 1989. Under the terms of the plan, benefits can be paid out over a ten-year period upon reaching age 70. Should W. Daller die before age 70, or before receiving all of the benefits, those benefits would be paid to W. Daller's beneficiary until age 70 or for ten years, whichever shall be greater. This plan is considered an unfunded plan which is subject to substantial risk of forfeiture and W. Daller is not considered as vested pursuant to the plan.

 (9) Includes $132,454, $132,454 and $28,984 for W. Daller, $57,211, $50,511 and
     $12,321 for D. Takes for 1997, 1996 and 1995, and $13,509 and $8,586 for V.
     Hunsberger for 1997 and 1996, respectively, for premiums paid for W. Daller, D. Takes, and V. Hunsberger for the Supplemental Executive Retirement Plan maintained for certain officers and key employees of the Corporation and of Harleysville. The Plan provides for payment to a covered employee of an annual supplemental retirement benefit equal to 50% of the employee's annual base salary upon retirement. Premiums are paid for a life insurance policy for which Harleysville is beneficiary; policy reimburses Harleysville, upon the death of the employee, for all amounts paid to the Plan. This Plan is an unfunded promise to pay to the named individuals which is subject to substantial risk of forfeiture, and the individual is not considered as vested pursuant to the Plan.

(10) Includes discretionary contributions of $4,750, $13,500 and $22,500 for 1997, 1996 and 1995, respectively, for W. Daller; $4,740, $13,388 and
     $21,150 for 1997, 1996 and 1995, respectively, for D. Takes; $3,228, $6,916 and $14,708 for 1997, 1996 and 1995, respectively, for F. Reim; $2,931,
     $8,586 and $13,695 for 1997, 1996 and 1995, respectively, for V. Hunsberger pursuant to Harleysville's profit sharing plan. For fiscal year 1996, contributions to the 401(k) profit sharing plan were made for all employees of Harleysville equal to 6% of salary plus a 50% match of employee's contribution up to a maximum of 3%, with the exception of W. Daller. The profit sharing contribution for W. Daller was limited to 6% of $150,000 of his salary, plus a 50% match of employee's contribution up to a maximum of 3% of $150,000 to comply with the Internal Revenue Code Section 404(1). For fiscal year 1995, contributions to the profit sharing plan were made for all employees of Harleysville equal to 15% of salary, with the exception of
     W. Daller. The profit sharing contribution for W. Daller was limited to 15% of $150,000 of his salary to comply with the Internal Revenue Code Section 404(1). For fiscal year 1997, there was a company match of 50% of the employee's contribution, up to a maximum of 3% of salary or $4,750.

(11) Represents a discretionary contribution of $3,650, $8,351 and $17,550 for 1997, 1996 and 1995, respectfully, for R. Melcher pursuant to Security's profit sharing plan. For fiscal year 1996, contributions to the 401(k) profit sharing plan were made for all employees of Security equal to 6% of salary plus a 50% match up to a maximum of 3% of salary. For fiscal year 1995, contributions to the profit sharing plan were made for all employees of Security equal to 15% of salary. For fiscal year 1997, there was a company match of 50% of the employee's contribution up to a maximum of 3% of salary or $4,750.

(12) Includes $3,803 for company car and $8,089 for country club membership in 1995.

(13) Stock bonus of 30 shares awarded December 24, 1996. Valuation $750, based on the closing price of the Corporation's common shares on the NASDAQ Stock Exchange of $25 per share on the date of award.

     Stock options were not granted to Executive Officers during the fiscal year ended December 31, 1997. However, stock options reflected in the tables included herein have been adjusted to reflect a 5% stock dividend payable June 30, 1997.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to all exercises of stock options by the named officers during the last fiscal year as well as the fiscal year-end option values for each named executive officer under the Equity Incentive Plan and under the 1993 Stock Incentive Plan and held by them at December 31, 1997.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                              OPTIONS/AT                  OPTIONS/AT
              NAME AND                SHARES ACQUIRED      VALUE              FY-END (#)                 FY-END ($)(1)
         PRINCIPAL POSITION           ON EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
         ------------------           ---------------   ------------   -------------------------   -------------------------
Walter E. Daller, Jr................          --               --                --/--                          --/--
President and CEO
Demetra M. Takes....................      16,524(2)       337,882                --/--                          --/--
Executive Vice President and COO
Fred C. Reim, Jr....................          --               --               694/1,043(3)                11,881/17,856
Senior Vice President
Vernon L. Hunsberger................       2,454(2)        53,730                --/--                          --/--
Senior Vice President
Raymond H. Melcher, Jr..............          --               --             1,323/1,985(3)                22,650/33,983
President and CEO Security

---------------
(1) Market value of underlying securities based on the closing price of the Corporation's common shares on the NASDAQ Stock Exchange on December 31, 1997, minus the exercise price.
(2) Shares granted under the Equity Incentive Plan.
(3) Shares granted under the 1993 Stock Incentive Plan.

PENSION PLAN

     The Corporation maintains a non-contributory funded pension plan for all full-time employees of the Banks over age 21 who have completed one (1) year of service. The plan provides annual benefits to eligible retired employees at age 65 (or, if later, the 5th anniversary of the first day of the plan year in which the employee commenced participation in the plan) equal to the product of (A) and (B), where (A) equals the sum of (i) .65% of average compensation plus (ii)
 .60% (.56% or .52% for participants whose social security retirement age is 66 or 67, respectively) of average compensation above the covered compensation level of an individual attaining the social security retirement age in the current plan year, and (B) equals the participant's years of service as of his normal retirement date (but not in excess of 25 years). Average compensation is the average of the highest five (5) consecutive salaries, excluding bonuses, during the last ten (10) years of employment. Compensation for pension purposes is limited to $160,000 for calendar year 1997 (for 1996 and earlier the compensation limit was $150,000) as required under federal pension law. Total contributions by Harleysville to the pension plan for the years ending December 31, 1997, December 31, 1996, and December 31, 1995, were $0, $407,482, and
$493,429, respectively.

     The following table shows the estimated annual retirement benefit payable pursuant to the pension plan to an officer currently age 65 for his lifetime. Such table does not reflect any limitations on benefits to participants which may apply under the Internal Revenue Code. Benefits listed in the table below are integrated with Social Security.

AVERAGE
 ANNUAL     10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
EARNINGS   OF SERVICE   OF SERVICE   OF SERVICE   OF SERVICE   OF SERVICE
--------   ----------   ----------   ----------   ----------   ----------
$ 75,000    $ 7,617      $11,425      $15,234      $19,042      $19,042
 100,000     10,742       16,113       21,484       26,854       26,854
 125,000     13,867       20,800       27,734       34,667       34,667
 150,000     16,992       25,488       33,984       42,479       42,479
 160,000     18,242       27,363       36,484       45,604       45,604

     Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation and of Harleysville, has 25 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1997, is $152,000.

     Demetra M. Takes, Executive Vice President of Harleysville, has 25 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1997, is $139,592.

     Fred C. Reim, Senior Vice President of Harleysville, has 4 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1997, is $99,750.

     Vernon L. Hunsberger, Senior Vice President of Harleysville, has 25 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1997, is $87,502.

     Raymond H. Melcher, Jr., President and Chief Executive Officer of Security, has 3 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1997, is $134,441.

401(k) PLAN

     Effective October 1, 1996, the Corporation implemented a 401(k) plan to replace the Corporation's discretionary profit-sharing plan. It is a tax-exempt profit-sharing plan, qualified under 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees are eligible to participate on the first day of the calendar quarter following six months of service, provided they are 21 years of age and may contribute a maximum of 15% of salary on a pre-tax basis with a 50% employer match up to a maximum of 3% of salary. The funds in the 401(k) Plan are managed by an independent investment manager and distributions are made upon normal retirement at age 65, early retirement at age 55 with a minimum of 15 years of service, or upon disability, death, termination or hardship. A participant may elect distributions in a lump sum, in installments, or as an annuity for life.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Harleysville maintains a Supplemental Executive Retirement Plan for certain officers and key employees of Harleysville. The Plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to fifty percent (50%) of their annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of ten years. There is a pre-retirement death benefit, payable for ten years, of one hundred percent (100%) of the annual base salary for the first year, and fifty percent (50%) of the annual base salary for the next nine years.

     The following table shows the estimated annual retirement benefit payable pursuant to the Supplemental Executive Retirement Plan to an employee covered under the Plan:

BASE SALARY    YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9    YEAR 10
-----------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 $100,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
  125,000       62,500     62,500     62,500     62,500     62,500     62,500     62,500     62,500     62,500     62,500
  150,000       75,000     75,000     75,000     75,000     75,000     75,000     75,000     75,000     75,000     75,000
  175,000       87,500     87,500     87,500     87,500     87,500     87,500     87,500     87,500     87,500     87,500
  200,000      100,000    100,000    100,000    100,000    100,000    100,000    100,000    100,000    100,000    100,000
  225,000      112,500    112,500    112,500    112,500    112,500    112,500    112,500    112,500    112,500    112,500
  250,000      125,000    125,000    125,000    125,000    125,000    125,000    125,000    125,000    125,000    125,000
  275,000      137,500    137,500    137,500    137,500    137,500    137,500    137,500    137,500    137,500    137,500
  300,000      150,000    150,000    150,000    150,000    150,000    150,000    150,000    150,000    150,000    150,000
  325,000      162,500    162,500    162,500    162,500    162,500    162,500    162,500    162,500    162,500    162,500
  350,000      175,000    175,000    175,000    175,000    175,000    175,000    175,000    175,000    175,000    175,000
  375,000      187,500    187,500    187,500    187,500    187,500    187,500    187,500    187,500    187,500    187,500
  400,000      200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000

     Salary upon which benefits would be calculated at December 31, 1997 under the Supplemental Executive Retirement Plan is $325,000 for Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation and of Harleysville; credited coverage under the plan equals twelve (12) years.

     Salary upon which benefits would be calculated at December 31, 1997 under the Supplemental Executive Retirement Plan is $158,000 for Demetra M. Takes, Vice President of the Corporation and Executive Vice President of Harleysville; credited coverage under the plan equals seven (7) years.

     Salary upon which benefits would be calculated at December 31, 1997 under the Supplemental Executive Retirement Plan is $100,000 for Vernon L. Hunsberger, Treasurer of the Corporation and Senior Vice President, Chief Financial Officer, and Cashier of Harleysville; credited coverage under the plan equals two (2) years.

     Fred C. Reim, Jr., Senior Vice President of Harleysville, and Raymond H. Melcher, Jr., President and Chief Executive Officer of Security may become eligible to participate in the plan following five (5) years of service.

EQUITY INCENTIVE PLAN

     The Corporation's Equity Incentive Plan was approved by shareholders in 1987. As of October 29, 1997, all shares available under the plan had been awarded and all awards have been exercised.

1993 STOCK INCENTIVE PLAN

     The Corporation maintains the 1993 Stock Incentive Plan (the "Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of the Corporation. The Stock Incentive Plan provides for the issuance of shares of the Corporation's Common Stock to certain employees of the Banks.

     The Stock Incentive Plan is administered by a disinterested committee of the Corporation's Board of Directors. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. No options were granted during 1997; no options were exercised during 1997, or as of the annual meeting record date, February 27, 1998.

HARLEYSVILLE NATIONAL CORPORATION STOCK BONUS PLAN

     The Corporation maintains the Harleysville National Corporation Stock Bonus Plan (the "Stock Bonus Plan") to promote in the employees of the Banks strong interest in the successful operation of the business, loyalty to the Corporation and to the Banks, and increased efficiency.

     The Stock Bonus Plan is administered by the Compensation Committee of the Corporation. The amount of shares to be awarded, if any, are determined annually at the sole discretion of the Committee.

     During 1997, the Corporation continued awarding shares to employees as appreciation for their part in helping the Corporation reach the billion dollar threshold. All awards were given upon completion of six months of service, 30 shares to full-time employees and 15 shares to part-time employees. From January 1, 1997 through March 31, 1997, 555 shares were awarded.

     The Corporation awarded 174 shares at the annual employee dinner on January 13, 1997 to certain employees for exemplary service throughout 1996.

COMPENSATION OF DIRECTORS

     Directors of the Corporation do not receive a fee for meetings attended, with the exception of T. McCready and H. Pollak who receive one-half of the annual retainer fee paid to Directors of Harleysville and one-half of the meeting fee paid to Directors of Harleysville for each meeting of the Corporation attended. These reduced fees are paid to Messrs. McCready and Pollak in recognition of the time and travel necessary to attend the meetings of the Corporation. Historically, the Corporation holds fewer meetings than each of the Banks. Directors of Harleysville received a fee of $415 for each meeting of Harleysville attended, an annual retainer fee of $6,700, and also received a fee of $300 for each meeting attended of a committee of the Board of Directors of the Corporation or Harleysville. Directors were not compensated for Committee meetings less than 15 minutes in duration or Committee meetings held prior to a Board meeting. Each Director of Harleysville received a bonus of $2,400. In the aggregate, the Board of Directors of Harleysville received $133,710.

     The Corporation maintains deferred compensation plans for its directors. In the past, certain directors elected to defer, with interest, all or part of their compensation for future distribution. Under the terms of the plan, benefits can be paid out to the respective directors, over a ten-year period. Should the director die before age 70 or before receiving all of the benefits, those benefits would be paid to his or her beneficiary until age 70 or for ten years, whichever shall be greater. This plan is considered an unfunded plan which is subject to substantial risk of forfeiture and the director is not considered to be vested pursuant to the plan.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of Harleysville National Corporation (the "Corporation") is responsible for the governance of the Corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Corporation's shareholders, customers and the communities served by the Corporation and its subsidiaries. To accomplish the strategic goals and objectives of the Corporation, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Corporation's strategic mission. The Harleysville National Bank and Trust Company ("Harleysville"), The Citizens National Bank of Lansford ("Citizens"), and Security National Bank ("Security") or collectively, the "Banks", the wholly-owned bank subsidiaries of the Corporation, provide compensation to the respective employees of the Corporation and the Banks.

     The fundamental philosophy of the Corporation's and the Banks' compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by a Compensation Committee comprised of three (3) outside directors whose names are listed on the following page. The objectives of the Committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of the Corporation and the Banks, the results of which will be improved profitability, increased dividends to the Corporation's shareholders and subsequent appreciation in the market value of the Corporation's shares.

     The compensation of the Corporation's and Banks' top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the Committee include the chief executive officer, the executive vice president and all other vice presidents. As a guideline for review in determining appropriate compensation, the Committee considers, extensively, various resource materials as well as the Corporation's earnings and overall performance relative to various peer groups both in the short term and long term historically. This peer group of banks with assets of $500 Million to $1 Billion is different than the peer group utilized for the Shareholder Return Performance Graph. The principal resources used for peer group comparisons are the 1997 edition of the annual SNL Executive Compensation Review of Commercial Banks, and the 1997 edition of the L. R. Webber Associates Salary/Benefits Survey of the Pennsylvania Financial Services Industry. The peer group on the "Shareholder Return Performance Graph" includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania.

     The Compensation Committee does not deem Section 162(m) of the Internal Revenue Code (the "IRC") to be applicable to the Corporation at this time. The Compensation Committee intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers and, in the event that this section becomes applicable, the Compensation Committee intends to amend the Corporation's compensation plans to preserve the deductibility of compensation payable under such plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors has determined that the compensation of the Chief Executive Officer as increased by 4.6% over 1997 compensation of $325,000 is appropriate in light of the following 1997 performance accomplishments as of October 31, 1997: for Harleysville (1) a 2.4% increase in net income; (2) a 17.2% return on equity; (3) a 9.4% increase in assets; and (4) a 1.46% return on assets; and for the Corporation, a 13.8% increase in stockholder dividends. There is, however, no direct correlation between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation and any of the above criteria, nor is there any specific weight given by the Committee to any of the above individual criteria. The increase in the Chief Executive Officer's compensation is based on the Committee's subjective determination after review of all information, including the above, that it deems relevant.

EXECUTIVE OFFICERS

     The Board of Directors has established that the compensation of the Corporation's and of the Banks' executive officers will increase by four and forty-seven hundreds percent (4.47%) over 1997 compensation of $812,265 in the aggregate. Compensation increases were determined by the Committee based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers among numerous factors the following: the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in the Committee's analysis. The determination by the Committee is subjective after review of all information, including the above, as it deems relevant.

     In addition to base salary, executive officers of the Corporation and the Banks may participate currently in the following annual and long-term incentive plans: pension; 401(k) plan; and a non-qualified supplemental retirement benefit plan. The compensation program and Committee will govern awards made under the stock option plan.

     Total compensation opportunities available to the employees of the Corporation and the Banks are influenced by general labor market conditions, the individual's specific responsibilities, and the individual's contributions to the Corporation's success. Individuals are reviewed annually on a calendar year basis. The Corporation and the Banks strive to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.

                            COMPENSATION COMMITTEE
                            BRADFORD W. MITCHELL, CHAIRMAN
                            JOHN W. CLEMENS
                            MARTIN E. FOSSLER

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     During 1997, no current or former officer or employee of the Corporation or of any of the Corporation's subsidiaries served on the Compensation Committee. In addition, none of the members of the committee had any relationship with the Corporation or of any of the Corporation's subsidiaries that would require disclosure under Item 404 of the Securities Exchange Commission's Regulation S-K, relating to insider transactions and indebtedness of management.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Bank Stocks Index for the period of five fiscal years commencing January 1, 1993 and ending December 31, 1997. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                             PERFORMANCE GRAPH FOR

                       HARLEYSVILLE NATIONAL CORPORATION

Prepared by the Center for Research in Security Prices
Produced on 01/28/98 including data to 12/31/97

                   Harleysville National Corporation        Nasdaq Stock Market (US Companies)                  Nasdaq Bank Stocks
12/31/92           100                                      100                                                 100
                   96.053                                   102.847                                             103.885
                   93.421                                   99.01                                               106.341
                   99.356                                   101.876                                             110.647
                   98.693                                   97.528                                              106.135
                   99.356                                   103.354                                             103.988
                   98.362                                   103.832                                             106.932
                   100.696                                  103.954                                             110.75
                   106.698                                  109.327                                             113.699
                   104.724                                  112.583                                             116.889
                   112.779                                  115.114                                             115.181
                   112.779                                  111.682                                             110.566
12/31/93           120.32                                   114.796                                             114.042
                   159.525                                  118.281                                             115.915
                   175.748                                  117.177                                             114.458
                   171.091                                  109.971                                             112.662
                   162.944                                  108.544                                             116.305
                   172.449                                  108.809                                             121.608
                   177.379                                  104.83                                              121.613
                   171.921                                  106.98                                              123.301
                   165.099                                  113.8                                               126.452
                   153.634                                  113.509                                             122.961
                   161.864                                  115.74                                              119.267
                   156.377                                  111.9                                               114.288
12/30/94           162.317                                  112.214                                             113.627
                   154.346                                  112.843                                             117.447
                   162.317                                  118.811                                             123.19
                   154.664                                  122.334                                             124.405
                   157.583                                  126.186                                             127.853
                   145.91                                   129.442                                             131.749
                   157.899                                  139.932                                             137.351
                   151.289                                  150.218                                             143.822
                   155.971                                  153.262                                             151.541
                   161.968                                  156.787                                             155.039
                   155.312                                  155.888                                             157.561
                   165.666                                  159.549                                             165.642
12/29/95           170.11                                   158.699                                             169.222
                   170.11                                   159.482                                             169.593
                   155.188                                  165.552                                             171.922
                   161.588                                  166.101                                             175.863
                   159.333                                  179.882                                             174.956
                   157.83                                   188.141                                             177.893
                   168.539                                  179.66                                              178.77
                   159.794                                  163.658                                             176.573
                   152.639                                  172.828                                             188.803
                   152.305                                  186.048                                             197.846
                   159.52                                   183.993                                             206.606
                   158.718                                  195.367                                             222.049
12/31/96           157.059                                  195.192                                             223.412
                   160.297                                  209.064                                             235.843
                   165.155                                  197.505                                             249.127
                   181.121                                  184.612                                             240.13
                   179.489                                  190.384                                             245.531
                   197.438                                  211.969                                             260.877
                   220.939                                  218.452                                             279.447
                   234.747                                  241.51                                              300.882
                   234.747                                  241.142                                             298.427
                   269.301                                  255.404                                             329.561
                   264.089                                  242.129                                             331.202
                   256.27                                   243.326                                             344.562
12/31/97           293.809                                  239.527                                             377.438

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.0 on 12/31/92.

              EXECUTIVE OFFICERS OF THE CORPORATION AND THE BANKS

     The following table sets forth selected information about the executive officers of the Corporation and the Banks, each of whom is appointed by the Board of Directors and each of whom holds office at the discretion of the Board of Directors, as of the record date, February 27, 1998.

                                                                                     NUMBER OF
                                                         POSITION    HNB/CNB/SNB       SHARES        AGE AS OF
                                                           HELD       EMPLOYEE      BENEFICIALLY    FEBRUARY 27,
NAME AND POSITION                                         SINCE       SINCE (9)        OWNED            1998
-----------------                                        --------    -----------    ------------    ------------
Walter E. Daller, Jr. .................................    1981         1962          155,749(1)         58
President and CEO and Chairman of the Board of the
Corporation and of HNB, and Director of the
Corporation, HNB, CNB and SNB

Demetra M. Takes.......................................    1993         1972           15,194(2)         47
Vice President of the Corporation, Executive Vice
President and COO of HNB, and Director of CNB and SNB

Mikkalya W. Brown......................................    1996         1994               32(3)         42
Senior Vice President of HNB

Dennis L. Detwiler.....................................    1996         1984              712(4)         50
Senior Vice President of HNB

James W. Hamilton......................................    1983         1971           10,774(5)         51
Senior Vice President and Senior Trust Officer of HNB

Vernon L. Hunsberger...................................    1991         1966            5,820(6)         49
Treasurer of the Corporation, and Senior Vice
President, CFO, and Cashier of HNB

Frank J. Lochetto......................................    1989         1980            9,793(7)         50
Senior Vice President of HNB

Fred C. Reim, Jr.......................................    1993         1993(12)        2,320(8)         54
Senior Vice President of HNB

Thomas D. Oleksa.......................................    1991         1991              595(9)         44
President and CEO of CNB, and Director of CNB

Raymond H. Melcher, Jr.................................    1994         1994(13)        3,831(10)        46
President and CEO of SNB, and Director of SNB

------------------

 (1) Includes: 24,103 shares owned solely by W. Daller; 119,307 shares owned jointly by W. Daller and spouse; and 12,339 shares owned solely by his spouse.

 (2) Includes 15,194 shares owned solely by D. Takes.

 (3) Includes 32 shares owned solely by M. Brown.

 (4) Includes 231 shares owned solely by D. Detwiler; 181 shares owned jointly by D. Detwiler and spouse; and 300 shares owned jointly by D. Detwiler and his mother.

 (5) Includes 10,774 shares owned solely by J. Hamilton.

 (6) Includes 4,676 shares owned solely by V. Hunsberger; 1,144 shares owned jointly by V. Hunsberger and spouse.

 (7) Includes 9,012 shares owned jointly by F. Lochetto and spouse; 781 shares owned by F. Lochetto's children.

 (8) Includes 583 shares owned solely by F. Reim; and 1,737 stock options of which 694 are currently exercisable.

 (9) Includes 595 shares owned solely by T. Oleksa.

(10) Includes 330 shares owned by R. Melcher; 193 shares owned jointly by R. Melcher and spouse; and 3,308 stock options of which 1,323 are currently exercisable.

(11) "HNB" makes reference to The Harleysville National Bank and Trust Company, "CNB" makes reference to The Citizens National Bank of Lansford, "SNB" makes reference to Security National Bank.

(12) F. Reim began career with HNB in 1993; from 1990 to 1993 served as a senior vice president of First Valley Bank; from 1986 to 1990 served as a senior vice president of National Westminster Bank NJ.

(13) SNB was acquired by the Corporation in 1994; from 1990 to 1994 R. Melcher was a shareholder, director, executive vice president and COO of Hi-Tech Connections, Inc.; from 1988 to 1990 was executive vice president of Keystone Financial; from 1986 to 1988 was president, CEO and a director of Pennsylvania National Bank.

                              CERTAIN TRANSACTIONS

     There have been no material transactions between any director or executive officer of the Corporation or the Banks or any associate of the foregoing persons, and the Corporation or the Banks, nor are any such material transactions proposed. The Corporation and the Banks have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of the Corporation and of the Banks and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Banks. Total loans outstanding from the Corporation and the Banks at December 31, 1997, to the Corporation's and the Banks' executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $3,574,072 or approximately 3.26% of the total equity capital of the Corporation. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Total interest paid by the Banks during 1997 on deposits held by such persons was $174,488.

                              INDEPENDENT AUDITORS

     Grant Thornton LLP, Certified Public Accountants, of Philadelphia, Pennsylvania, served as the Corporation's independent auditors for the 1997 fiscal year, assisted the Corporation and the Banks with the preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Banks for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors. The Corporation has been advised by Grant Thornton LLP that none of its members has any financial interest in the Corporation. The Board of Directors of the Corporation has appointed Grant Thornton LLP, certified public accountants, as the Corporation's auditors for the fiscal year ending December 31, 1998.

                               LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation and the Banks, there are no proceedings pending to which the Corporation and the Banks are a party or to which their property is subject, which, if determined adversely to the Corporation and the Banks, would be material in relation to the Corporation's and the Banks' undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the Corporation and the Banks. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation and the Banks by government authorities.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997 is enclosed with this Proxy Statement. The Corporation's Annual Report is furnished to shareholders for their information. No part thereof is incorporated by reference herein. A representative of Grant Thornton LLP will attend the Annual Meeting and will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of the Corporation at the Corporation's principal executive offices at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438, not later than Tuesday, November 10, 1998.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM JO ANN M. BYNON, SECRETARY, HARLEYSVILLE NATIONAL CORPORATION, 483 MAIN STREET, P.O. BOX 195, HARLEYSVILLE, PENNSYLVANIA 19438, TELEPHONE (215) 256-8851.

                                       By Order of the Board of Directors,

                                       /s/ Walter E. Daller, Jr.
                                       -------------------------
                                       Walter E. Daller, Jr.

                                       President and
                                       Chief Executive Officer

Date: March 16, 1998

                    [Harleysville National Corporation Logo]

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                       HARLEYSVILLE NATIONAL CORPORATION


                                 APRIL 14, 1998




              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


A        PLEASE MARK YOUR
  /X/    VOTE AS IN THIS
         EXAMPLE.


1. ELECTION OF CLASS D DIRECTORS TO SERVE FOR A FOUR-YEAR TERM

                  FOR ALL                    WITHHOLD
          nominees listed at right           AUTHORITY
           (except as marked to      to vote for all nominees
               the contrary)              listed at right.

                   / /                         / /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST AT RIGHT.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS D DIRECTORS LISTED BELOW.

NOMINEES:

     Walter E. Daller, Jr
     Martin E. Fossler
     Thomas S. McCready, Esq.

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AT LEFT.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.




Signature                       (SEAL)   Signature                        (SEAL)
         -----------------------                  ------------------------

                                                       Dated:              1998
                                                              ------------

NOTE: WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
      PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                       HARLEYSVILLE NATIONAL CORPORATION
                           ANNUAL MEETING - 9:30 A.M.
                     BREAKFAST - 8:30 A.M. - April 14, 1998

                FOR YOUR CONVENIENCE - RETAIN FOR YOUR REFERENCE

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 14, 1998 at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

Breakfast will be served prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.

         PLEASE RETURN YOUR PROXY VOTE IF YOU HAVE NOT ALREADY DONE SO.

--------------------------------------------------------------------------------
If you find that your plans have changed and you will be unable to join us for the annual meeting and breakfast, kindly call Harleysville National Corporation's Shareholder Services Department at 215-256-8851 ext. 1312, and help us eliminate unnecessary charges. Thank you.
--------------------------------------------------------------------------------

                      DIRECTIONS TO PRESIDENTIAL CATERERS
             2910 DEKALB PIKE - NORRISTOWN, PA 19401 - 610-275-7300

     NOTE TO ALL DRIVERS: There is a traffic island in the middle of the road on Route 202 just in front of Presidential's driveway so you CANNOT make a left turn off Route 202 into the driveway. You MUST enter the driveway with a right turn.

                                  * * * * * *

     FROM KING OF PRUSSIA - Take Route 202 North through Norristown to East Norriton. After crossing the intersection at Germantown Pike (Route 422), the driveway to Presidential will be on your right.

     FROM MONTGOMERYVILLE & LANSDALE - Take Route 202 South to East Norriton. Turn Right at Township Line Road (Mr. Ron's Restaurant on corner). Go one block and turn Left at Swede Road. Proceed to Germantown Pike and turn Left. Next light, Route 202 (DeKalb Pike) turn Left. Driveway to Presidential will be on your right.

     FROM PHILADELPHIA - Take Schuylkill Expressway to Plymouth Meeting. Exit route 476 North to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right only Route 202, driveway to Presidential will be on your right.

     FROM MAIN LINE - Take Blue Route, 476 North, to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.

     FROM WILLOW GROVE - Take PA-Turnpike (Route 276) to Norristown Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.



                       HARLEYSVILLE NATIONAL CORPORATION

                                     PROXY

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints James W. Hamilton and Vernon L. Hunsberger, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, on Tuesday, April 14, 1998, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

                              (PLEASE SEE REVERSE)